UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment Number 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):   October 17, 2012

EFL OVERSEAS, INC.
(Name of Small Business Issuer in its charter)

Nevada	000-54328	26-3062721
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

333 N. Sam Houston Parkway East, Suite 600, Houston, Texas  77060
 (Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code:  (281) 260-1034

(Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

EFL Overseas, Inc. is filing this Amendment Number 1 on Form 8-K/A to its Form 8-K that was originally filed with the Securities and Exchange Commission (“SEC”) on October 22, 2012 (the “Original 8-K”) to provide the financial information concerning our acquisition of the entire right and interest in the Kotaneelee Gas Project (“KGP”) held by Nahanni Energy Inc., 1700665 Alberta Ltd., Apex Energy (2000), Inc. and Canada Southern Petroleum #1 L.P. (jointly “Nahanni”). Such expanded information includes audited schedules of revenues, royalties and operating costs for the Nahanni Kotaneelee Properties for the years ended August 31, 2012 and 2011 together with our proforma financial information as of October 17, 2012.

This Amendment Number 1 continues to speak as of the date of the Original 8-K, and we have not updated the disclosure contained herein to reflect any events that occurred at a later date other than those set forth above. All information contained in this Amendment Number 1 is subject to updating and supplementing as provided in our periodic reports filed with the SEC subsequent to the date of the filing of the Original 8-K.

ITEM 2.01   COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On October 17, 2012, we closed a Share Purchase Agreement (the “Purchase Agreement”) with Nahanni for the acquisition of its entire right and interest (generally a working interest of 30.664%) in 30,542 acres of land and minerals, more or less, together with additional assets associated with those lands, located  in the Kotaneelee Area, Yukon Territory, Canada (the “Nahanni Assets”).

The Nahanni Assets include its working interest in a gas dehydration plant (capacity: 70 million cubic feet per day), one water disposal well (capacity: 6,000 barrels per day), one gas well temporarily shut-in for maintenance, and two suspended gas wells, flarestack, storage tanks, airstrip, roads, gathering systems, geological data, equipment, and other transportation and camp infrastructure.

As consideration for the Nahanni Assets, we paid CAD$400,000 (USD$398,550) in cash, and CAD$4,100,000 (USD$4,190,610) in shares of one of our subsidiaries, which are exchangeable for 1,614,767 shares of our restricted common stock. The number of shares issued by our subsidiary was calculated by dividing $4,190,610 by the volume weighted average trading price of our stock for the ten (10) trading days prior to closing the Purchase Agreement.  Both the cash paid and stock issued for the Nahanni Assets are subject to certain holdbacks for asset related liabilities or breach of representations and warranties.

In addition, we indemnified Nahanni against its portion of the abandonment, reclamation and environmental liabilities associated with the Nahanni Assets. Early estimates of those liabilities range from $9,000,000 to $10,000,000. We intend to actively develop and explore our leasehold interests in the KGP which will defer these potential liabilities into the longer term.

Prior Acquisition of Interests in the KGP

On July 18, 2012, we completed the acquisition of Devon Canada’s entire right and interest (generally a working interest of 22.989%, with a working interest of 69.337% in one gas well) in the KGP.  As a result of the closing of the Nahanni acquisition, we now generally own a 53.65% interest in the KGP.

We are also pursuing the acquisition of additional working interests in the KGP.

ITEM 9.01   FINANCIAL STATEMENT AND EXHIBITS.

Financial Statements of Business Acquired

The accompanying statements include revenues and related royalties from the sale of natural gas production and direct operating costs associated with the Nahanni Assets for the periods prior to the closing date. Revenues and direct operating expenses are presented on the accrual basis of accounting and were derived from Nahanni’s historical accounting records. During the periods presented, the Nahanni Assets were not accounted for or operated as a separate division or entity, and the Canadian-based entities comprising Nahanni were privately held. As a result, the Nahanni Assets were not accounted for in accordance with U.S. generally accepted accounting principles (“GAAP”). Certain expenses such as depreciation, depletion and amortization, asset retirement obligations, future capital costs, impairment of unevaluated properties, bad debt expense, general and administrative expenses, interest and corporate income taxes were not allocated to the Nahanni Assets. Accordingly, complete separate financial statements reflecting the financial position, results of operations and cash flows of the Nahanni Assets prepared in accordance with GAAP are not presented because the information necessary to prepare such statements is neither readily available on an individual property basis, nor practicable to obtain in these circumstances. As such, the accompanying statements are not intended to be a complete presentation of the revenues and expenses of the Nahanni Assets and are not indicative of the results of the operation of the Nahanni Assets going forward due to the omission of various expenses as described above. Accordingly, the accompanying statements of revenues and direct operating expenses of the Nahanni Assets are presented in lieu of the GAAP financial statements required under section 210.8-05 of SEC Regulation S-X.

Schedules of Revenues, Royalties and Operating Costs for the

NAHANNI KOTANEELEE PROPERTIES

Years ended August 31, 2012 and 2011

KPMG LLP
Chartered Accountants	Telephone	(403) 691-8000
2700 205 – 5th Avenue SW	Telefax	(403) 691-8008
Calgary AB T2P 4B9	www.kpmg.ca

Independent Auditors’ Report

We have audited the accompanying Schedules of Revenues, Royalties and Operating Costs for the Kotanelee Properties (the “Properties”) acquired from Nahanni Energy Inc., 1700665 Alberta Ltd., Apex Energy (2000), Inc. and Canada Southern Petroleum #1 L.P. (jointly, the “Sellers”) by EFL Overseas Inc., for the years ended August 31, 2012 and 2011 and notes comprising a summary of significant accounting policies and other explanatory information (together “the schedules”).  These schedules are prepared by management in accordance with United States generally accepted accounting principles and are the responsibility of the Seller’s management.

Management’s Responsibility for the Schedules

Management of the Sellers are responsible for the preparation of the schedules in accordance with the financial reporting framework as described in Note 1 to the schedules; this includes determining that the basis of accounting is an acceptable basis for the preparation of the schedules in the circumstances, and for such internal control as management determines is necessary to enable the preparation of the schedules that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these schedules based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America established by the American Institute of Certified Public Accountants. Those standards require that we comply with ethical requirements and plan and perform the audits to obtain reasonable assurance about whether the schedules are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the schedules. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the schedules, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Sellers’ preparation of the schedules in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Sellers’ internal control. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of accounting estimates made by management, as well as evaluating the overall presentation of the schedules.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis of Accounting

Without modifying our opinion, we draw attention to Note 1 to the schedules, which describes the basis of accounting. The schedules were prepared for the purpose of complying with the rules and regulations of the United States Securities and Exchange Commission as described in Note 1.  The presentation in not intended to be a complete presentation of the acquired Properties described above.  As a result, the schedules may not be suitable for another purpose.

Opinion

In our opinion, the schedules present fairly, in all material respects, the revenues, royalties and operating costs for the Properties for the years ended August 31, 2012 and 2011 in accordance with United States generally accepted accounting principles.

Chartered Accountants

Calgary, Canada
December 27, 2012

NAHANNI KOTANEELEE PROPERTIES
Schedules of Revenues, Royalties and Operating Costs for the Properties
(in US dollars)

	Years ended August 31,
	2012	2011

Revenue	$731,572	$1,220,513

Royalties	(6,281)	(37,862)

	725,291	1,182,651

Operating Costs	(1,178,110)	(1,243,011)

Revenue net of costs	$(452,819)	$(60,360)

See accompanying notes to the Schedules of Revenues, Royalties and Operating Costs for the Properties.

NAHANNI KOTANEELEE PROPERTIES
Notes to Schedules of Revenues, Royalties and Operating Costs for the Properties

Years ended August 31, 2012 and 2011

1. Basis of Presentation:

On October 17, 2012, Nahanni Energy Inc., 1700665 Alberta Ltd., Apex Energy (2000), Inc. and Canada Southern Petroleum #1 L.P. (jointly “Nahanni”) closed a purchase agreement with EFL Overseas, Inc. for the acquisition of Nahanni’s entire right and interest (generally a working interest of 30.664%) in the Kotaneelee properties (“the Properties”).

The schedules of revenues, royalties and operating costs for the Properties include the operations of the Properties by Nahanni. The schedules of revenue and expenses for the Properties includes only amounts applicable to the working interest of Nahanni and do not include any provision for depletion and depreciation, asset retirement, future capital costs, impairment of unevaluated properties, bad debt expense, general and administrative costs or income taxes for the Properties as these amounts were not accounted for in conformity with United States generally accepted accounting principles and relate to the operations of various entities which comprise Nahanni, of which the Properties formed only a part.  Accordingly, complete separate financial statements reflecting the financial position, results of operations and cash flows of the Properties are not presented because the information necessary to prepare such statements is neither readily available on an individual property basis, nor practicable to obtain in these circumstances. As such, the accompanying statements were prepared for the purpose of complying with the rules and regulations of the United States Securities and Exchange Commission (“SEC”) and are not intended to represent a complete set of financial statements reflecting financial position, results of operations, shareholders’ equity and cash flows of the Properties, and are not indicative of the financial condition and results of operations for the Properties going forward.

2. Significant Accounting Policies:

(a)
Revenue:

Revenue from the sale of natural gas is recorded at the time that the product is produced and sold to purchasers at a fixed and determinable price, delivery has occurred and title transferred.

(b)	Royalties: Royalties are recorded at the time the product is produced and sold. Royalties are calculated in accordance with Yukon Energy regulations or the terms of individual royalty agreements.

(c)	Operating costs: Operating costs are recognized when incurred and include amounts incurred to bring the natural gas to the surface, gather, transport, field process, treat and store same.

3. Supplemental Cost and Expense Information (unaudited):

Certain expenses such as depreciation, depletion and amortization, asset retirement obligations, future capital costs, impairment of unevaluated properties, bad debt expense, general and administrative expenses, interest and corporate income taxes were not allocated to the Properties. Accordingly, complete separate financial statements reflecting the financial position, results of operations and cash flows of the Properties prepared in accordance with GAAP are not presented because the information necessary to prepare such statements is neither readily available on an individual property basis, nor practicable to obtain in these circumstances. As such, the accompanying schedules of revenues, royalties and operating costs are not intended to be a complete presentation of the revenues and expenses of the Properties and are not indicative of the results of the operation of the Properties going forward due to the omission of various expenses as described above. Accordingly, the accompanying statements of revenues and direct operating expenses of the Properties are presented in lieu of the GAAP financial statements required under section 210.8-05 of SEC Regulation S-X.

The following estimates of certain expenses omitted from the schedules of revenues, royalties and operating costs have been prepared from Nahanni’s historical accounting records:

(a)	accretion of assets retirement obligations relating to the Properties approximated $452,566 and $427,563 for the years ended August 31, 2012 and 2011, respectively;

(b)	depletion of oil and gas reserves relating to the Properties approximated $257,406 and $263,658 for the years ended August 31, 2012 and 2011, respectively; and

(c)	depreciation of facilities related to oil and gas production from the Properties approximated $131,619 and $167,594 for the years ended August 31, 2012 and 2011, respectively.

4. Supplemental Oil and Gas Reserve Information (unaudited):

The following tables summarize the net ownership interest in the proved oil and gas reserves and the standardized measure of discounted future net cash flows related to the proved oil and gas reserves for the Properties. These estimates are based on evaluations prepared by external independent petroleum engineers. The standardized measure presented here excludes income taxes as the tax basis for the Properties is not applicable on a go-forward basis. The proved oil and gas reserve estimates and other components of the standardized measure were determined in accordance with the authoritative guidance of the Financial Accounting Standards Board and the SEC. Reserve estimates are inherently imprecise and estimates of new discoveries are more imprecise than those of producing oil and gas properties. Accordingly, reserve estimates are expected to change as additional performance data becomes available.

Proved Oil and Gas Reserve Quantities

The following table presents the estimated proved reserves for the Properties:

	Total proved reserves	Proved developed reserves	Proved undeveloped reserves
Gas reserves – Mmcf
September 1, 2010	5,707.2	1,512.1	4,195.1
Revisions of previous estimates	-	-	-
Production	(361.5)	(361.5)	-

August 31, 2011	5,345.7	1,150.6	4,195.1
Revisions of previous estimates	302.7	89.0	213.7
Production	(318.1)	(318.1)	-
August 31, 2012	5,330.3	921.5	4,408.8

Standardized Measure

The standardized measure of discounted future net cash flows before income taxes related to the proved oil and gas reserves of the Properties is as follows:

	Year ended August 31,
	2012	2011
	US $000

Future cash inflows	9,941.0	14,008.0
Future development costs	(4,906.2)	(4,906.2)
Future production costs	(8,080.6)	(8,747.7)
Future net cash inflows (outflows)	(3,045.8)	354.1
10% discount to reflect timing of cash flows	145.8	(629.1)
Standardized measure of discounted cash inflows (outflows)	(2,900.0)	(275.0)

Future cash inflows, development and production costs were computed using the same assumptions for prices and costs that were used to estimate Nahanni’s proved oil and gas reserves at the end of each year.  For the year ended August 31, 2012, the gas price averaged $2.14 per Mcf (2011 = $3.04 per Mcf).

Future development costs include future asset retirement costs related to well abandonment.  Future production costs do not include any general and administrative expenses.

The standardized measure presented here does not include the effects of income taxes as the tax basis for the properties is not applicable on a go-forward basis.  A discount factor of 10% was used to reflect the timing of future net cash flows.  The standardized measure of discounted future net cash flows is not intended to represent the replacement cost or fair value of the Properties.

Changes in Standardized Measure

The principal changes in the standardized measure of discounted future net cash inflows (outflows) are as follows:

	Year ended August 31,
	2012	2011
	US $000

Beginning balance	(275.0)	1,229.0
Sales of gas, net of production costs	470.3	53.5
Net changes in prices and production costs	(3,232.0)	(1,540.1)
Revisions of quantity estimates	86.6	-
Accretion of discount	(27.5)	122.9
Changes of production rates (timing) and other	77.6	(140.3)

Ending balance	(2,900.0)	(275.0)

Pro Forma Financial Information

The unaudited financial information presented below summarizes the combined results of our operations and the Nahanni Assets, on a pro forma basis as though the acquisition had taken place at the beginning of the period presented. The pro forma information is based upon our balance sheet as of August 31, 2012, and the results of our operations for the year then ended, on historical results of the Nahanni Assets, and on estimates of the effect of the acquisition on the combined results. The pro forma information is not necessarily indicative of the results that would have occurred had the acquisition been completed during the periods indicated, or of results that may occur in the future.

EFL OVERSEAS, INC.
(An Exploration Stage Company)
PRO FORMA CONSOLIDATED BALANCE SHEET

	EFL OVERSEAS, INC.				EFL OVERSEAS, INC.
	(Pre-Acquisition)	PRO FORMA ADJUSTMENTS			(Post-Acquisition)
	August 31, 2012	Debit		Credit	August 31, 2012
	(Audited)				(Unaudited)

ASSETS
CURRENT ASSETS
Cash	$2,206,347	-	(a)	133,000	$2,073,347
Accounts receivable
Accrued gas sales	178,225	-		-	178,225
Joint interest owners and other	122,745	-		-	122,745
Prepaids	204,892	-		-	204,892
Other	17,919	-		-	17,919
Total current assets	2,730,128	-		133,000	2,597,128

OIL AND GAS PROPERTIES, full costs method
Proven properties	15,232,824	17,085,000	(a)	-	32,317,824
Unproven properties	6,465,622	8,379,000	(a)	-	14,844,622
Other assets	21,698,446	25,464,000		-	47,162,446

OTHER ASSETS - Goodwill	1,194,365	-		-	1,194,365

Total assets	$25,622,939	$25,464,000		$133,000	$50,953,939

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
Accounts payable and accrued liabilities	$1,483,041	-		-	$1,483,041
Asset retirement obligation - current	80,000	-		-	80,000
Current liabilities	1,563,041	-		-	1,563,041

ASSET RETIREMENT OBLIGATION - Long term	7,057,716	-	(a)	9,414,000	16,471,716

Total liabilities	8,620,757	-		9,414,000	18,034,757

STOCKHOLDERS' EQUITY (DEFICIT)
Capital Stock	17,479	-	(a)	1,615	19,094
Additional paid-in capital	21,830,083	-	(a)	4,178,385	26,008,468
Accumulated other comprehensive loss	(7,299)				(7,299)
Deficit accumulated during the exploration stage	(4,838,081)	-	(b)	11,737,000	6,898,919
Total stockholders' equity (deficit)	17,002,182	-		15,917,000	32,919,182

Total liabilities and stockholders' equity (deficit)	$25,622,939	$-		$25,331,000	$50,953,939
		$25,464,000		$25,464,000

The accompanying notes are an integral part of these unaudited consolidated financial statements.

EFL OVERSEAS, INC.
(An Exploration  Stage Company)
PRO FORMA STATEMENTS OF OPERATIONS
(Unaudited)

	Year Ended August 31, 2012
	Actual	Adjustments		Pro Forma
REVENUE
Gas Sales, net	$251,290	725,291	(c)	$976,581

EXPENSES
Lease operating expenses	255,143	1,178,110	(c)	1,433,253
Management and director's fees	997,836			997,836
Stock-based compensation expense	789,277			789,277
Consulting fees	530,127			530,127
Professional fees	217,487			217,487
Office, travel and general	223,462			223,462
Depletion, depreciation and amortization	400,744	389,025	(d)	789,769
Accretion of asset retirement obligations	-	452,566	(d)	452,566
Oil and gas property impairment	44,335			44,335
Total Expenses	3,458,411	2,019,701		5,478,112

OPERATING LOSS	(3,207,121)	(1,294,410)		(4,501,531)

OTHER INCOME
Gain on acquisition of assets	-	11,737,000	(b)	11,737,000
INCOME (LOSS)	$(3,207,121)	$10,442,590		$7,235,469
Foreign currency translation	(7,299)			(7,299)
COMPREHENSIVE INCOME (LOSS)	$(3,214,420)	$10,442,590		$7,228,170

BASIC AND DILUTED NET LOSS PER COMMON SHARE	$(0.38)			$0.72

WEIGHTED AVERAGE NUMBER OF BASIC
AND DILUTED COMMON SHARES OUTSTANDING	8,467,594			10,082,361

The accompanying notes are an integral part of these unaudited consolidated financial statements.

(a)
The purchase of the Nahanni Assets was accounted for under the acquisition method of accounting and, as such, the assets and liabilities related to the Nahanni Assets are recognized at our preliminary estimates of their fair values as of the date of their acquisition.

(b)
Based on our preliminary evaluation, the estimated fair value of the Nahanni Assets ($25,464,000) exceeded the consideration paid ($13,727,000) by approximately $11,737,000. This excess of fair value over consideration paid is accounted for as a gain on acquisition of assets.

(c)	Gas sales and royalties paid at the time the product is produced together with direct operating costs have been recognized on a pro forma basis for the period indicated.

(d)	Estimated depletion, depreciation and accretion of Asset retirement obligations has been recognized on a pro forma basis for the period indicated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EFL OVERSEAS, INC.

Date: December 28, 2012	By:	/s/ Robert Wesolek
Robert Wesolek
Chief Financial Officer